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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                     PROSPECTUS SUPPLEMENT -- APRIL 3, 2009

RIVERSOURCE GROWTH FUND (PROSPECTUS DATED SEPT. 29, 2008)           S-6455-99 AD

At a Special Meeting of Shareholders scheduled to be held on June 2, 2009, shareholders who owned shares of RiverSource Growth Fund on April 3, 2009 will vote on the merger of RiverSource Growth Fund into Seligman Growth Fund, Inc., a fund that seeks long-term capital appreciation.

For more information about Seligman Growth Fund, Inc., please call 1-800-221-2450 for a prospectus.

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S-6455-4 A (4/09)